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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                January 12, 1998
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                Date of Report (Date of earliest event reported)


                     UNITED AMERICAN HEALTHCARE CORPORATION
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             (Exact name of registrant as specified in its charter)


           Michigan                     000-18839          38-2526913
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(State or other jurisdiction            (Commission       (IRS Employer
of incorporation)                       File Number)      Identification No.)

    1155 Brewery Park Boulevard, Suite 200, Detroit, Michigan        48207
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       (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code          (313) 393-0200
                                                   -----------------------------

                               Not Applicable
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        (Former name or former address, if changed since last report)
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                                    FORM 8-K


Item 4.  Changes in Registrant's Certifying Accountant.

     Registrant selected Arthur Andersen LLP as its principal accountant to audit its financial statements for the fiscal year ending June 30, 1998. Thereafter, Registrant engaged Arthur Andersen LLP to assist it in developing and implementing a financial restructuring program for Registrant, and Registrant selected Mr. Thomas J. Allison, the head of Arthur Andersen LLP's Corporate Recovery Services Group, in his individual capacity, as Registrant's interim Chief Financial Officer. In view of the consulting services to be provided to Registrant by Arthur Andersen LLP and the selection of Mr. Allison as the interim Chief Financial Officer of Registrant, Arthur Andersen LLP no longer has the independence required to serve Registrant in the capacity of auditor. Therefore, on January 12, 1998, the Board of Directors of Registrant, upon the recommendation of its Audit Committee, notified Arthur Andersen LLP that Registrant would not engage Arthur Andersen LLP to audit Registrant's financial statements.

     Arthur Andersen LLP has not, performed any work, nor issued any report on Registrant's financial statements for either of the past two years, thus it has not included, in either of the past two years, an adverse opinion or a disclaimer of opinion, or a qualification or modification as to uncertainty, audit scope or accounting principles, with respect to financial statements of Registrant. A copy of this Form 8-K has been provided to Arthur Andersen LLP.

     There were no disagreements with Arthur Andersen LLP during Registrant's two most recent fiscal years and the subsequent interim period preceding Arthur Andersen's dismissal on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     On January 12, 1998, Registrant's Board of Directors, upon the recommendation of its Audit Committee, engaged KPMG Peat Marwick LLP as Registrant's principal accountant to audit its financial statements for the fiscal year ending June 30, 1998. Previously, KPMG Peat Marwick LLP audited Registrant's subsidiary, UltraMedix Health Care System, Inc.

Item 5.  Other Events.

     On January 12, 1998, Registrant announced its adoption of a restructuring program. A press release describing such program is incorporated herein by this reference.
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Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

     1. Concurring Letter regarding change in Certifying Accountants dated January 16, 1998, from Arthur Andersen LLP.

     2.   Press Release dated January 12, 1998.

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         UNITED AMERICAN HEALTHCARE CORPORATION



                                         By: /s/ Jagu Vanahararum
                                             ------------------------------
                                             Jagu Vanahararum
                                             Senior Vice President -
                                             Finance and Treasurer


Dated:  January 20, 1998
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                                 EXHIBIT INDEX

Item No.                      Exhibit
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16                       Concurring Letter regarding
                         change in Certifying Accountants
                         dated January 16, 1998,
                         from Arthur Andersen LLP

99                       Press Release of United
                         American Healthcare
                         Corporation
                         dated January 12, 1998